Exhibit 99.1

Tribune Publishing Co. Wins Bankruptcy Auction to Acquire Freedom Communications

ORANGE COUNTY, Calif.--(BUSINESS WIRE)--March 17, 2016--Tribune Publishing Co. (NYSE:TPUB) today announced that it, through its subsidiary Orange County Media, LLC, was the successful bidder at a public bankruptcy auction to acquire substantially all of the assets of Freedom Communications, Inc. Under the terms of the bid, Tribune Publishing has agreed to pay $56 million in cash for the business of Freedom Communications and its owned real estate in Santa Ana, California and Riverside, California.

Tribune Publishing’s successful bid is subject to Bankruptcy Court approval at a hearing that is currently scheduled for March 21, 2016. The transaction is subject to customary closing conditions.

“The successful bid for the business of Freedom Communications will allow the Orange County Register and the Press-Enterprise to continue providing a distinct local voice in their communities and deliver premium news and information to consumers across Southern California,” said Justin Dearborn, CEO of Tribune Publishing.

Cautionary Statements Regarding Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Tribune Publishing’s expectations regarding the Company’s bid to acquire Freedom Communications. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions constitute forward-looking statements. Differences in Tribune Publishing's actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include the Company’s ability to obtain Bankruptcy Court approval of the acquisition, the Company’s ability to consummate the acquisition once approved, the time to consummation of the acquisition and the Company’s ability to realize the potential benefits or synergies of the acquisition and effectively operate its business following the acquisition; macroeconomic trends and conditions; the Company’s ability to adapt to technological changes; the Company’s success in implementing expense mitigation efforts; the Company’s ability to attract and retain employees; changes in newsprint prices; the Company’s reliance on third-party vendors for various services; adverse results from litigation, governmental investigations or tax-related proceedings or audits; the Company’s ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lockouts and labor negotiations; regulatory and judicial rulings; the Company’s indebtedness and ability to comply with debt covenants applicable to its debt facilities; the Company’s ability to satisfy future capital and liquidity requirements; the Company’s ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and other events beyond the Company’s control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Reports on Form 10-Q and in other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Tribune Publishing Company

Tribune Publishing Company (NYSE:TPUB) is a diversified media and marketing-solutions company that delivers innovative experiences for audiences and advertisers across all platforms. The company’s diverse portfolio of iconic news and information brands includes 11 award-winning major daily titles, more than 60 digital properties and more than 180 verticals in markets, including Los Angeles; San Diego; Chicago; South Florida; Orlando; Baltimore; Carroll County and Annapolis, Md.; Hartford, Conn.; Allentown, Pa.; and Newport News, Va. Tribune Publishing also offers an array of customized marketing solutions, and operates a number of niche products, including Hoy, El Sentinel and VidaLatina, making Tribune Publishing the country’s largest Spanish-language publisher. Tribune Publishing Company is headquartered in Chicago.

(TPUB-F)

CONTACT:
Tribune Publishing Company
Press Contact:
Dana Meyer, 312-222-3308
dmeyer@tribpub.com
or
Investor Contact:
Kimbre Neidhart, 469-528-9366
kneidhart@tribpub.com